UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2008

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2008, the Compensation Committee of the Board of Directors (the "Board") of AMERIGROUP Corporation (the "Company") adopted forms of nonqualified stock option agreements, incentive stock option agreements, restricted stock agreements and stock appreciation rights agreements to be used in connection with grants of nonqualified stock options, incentive stock options, shares of restricted stock and stock appreciation rights to executive officers, directors and employees of the Company under the Company’s 2005 Equity Incentive Plan. The Company’s form 2005 Equity Incentive Plan was filed with the Securities and Exchange Commission on April 4, 2005 with the Company’s Definitive Proxy Statement Pursuant to Schedule 14a of the Securities Exchange Act of 1934.

The above description is qualified in its entirety by reference to the forms of agreement that the Company intends to use to grant non-qualified stock options, incentive stock options, restricted stock and stock appreciation rights, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information with respect to the agreements to be used in connection with grants of nonqualified stock options, incentive stock options, shares of restricted stock and stock appreciation rights to executive officers, directors and employees of the Company under the Company’s 2005 Equity Incentive Plan contained in Item 1.01 above is hereby incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2008, the Board approved amendments to the Company’s Amended and Restated Bylaws (the "Bylaws"). The amendments, among other things, set forth the office and duties of the Chief Executive Officer of the Company and provide that the Board may from time to time establish rules and regulations regarding the conduct of meetings of the Company’s stockholders. The above description is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated February 12, 2008, which is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

February 14, 2008	By:	James W. Truess

Name: James W. Truess
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of AMERIGROUP Corporation
10.1	Form of Nonqualified Stock Option Agreement
10.2	Form of Incentive Stock Option Agreement
10.3	Form of Restricted Stock Agreement
10.4	Form of Stock Appreciation Rights Agreement